UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 31, 2021

OraSure Technologies, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-16537	36-4370966
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

220 East First Street
Bethlehem, Pennsylvania	18015-1360
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 610-882-1820

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.000001 par value per share	OSUR	The NASDAQ Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by a check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 – Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Leadership Changes

President and Chief Executive Officer

On January 5, 2022, OraSure Technologies, Inc. (the “Company”) announced certain leadership changes at the Company, including that Stephen S. Tang, the Company’s President and Chief Executive Officer, will be leaving the Company as of March 31, 2022.

On December 31, 2021, the Board of Directors of the Company (the “Board”) approved the termination of Stephen S. Tang, the Company’s President and Chief Executive Officer, without cause under his existing employment agreement with the Company, with such termination effective as of March 31, 2022. On January 2, 2022, Dr. Tang and the Company entered into a Transition Agreement (the “Transition Agreement”) providing for the terms of the cessation of Dr. Tang’s employment with the Company, including the cessation of his service as President and Chief Executive Officer of the Company and as a member of the Board. Under the Transition Agreement, Dr. Tang’s service to the Company in all capacities is expected to end on March 31, 2022.

During the remaining period of his service (the “Transition Period”), Dr. Tang will continue to serve as the Company’s President and Chief Executive Officer (or, at the Company’s election, as a Senior Adviser) and will assist in the orderly transition of his duties to other Company personnel. This cessation of Dr. Tang’s service is not the result of any dispute or disagreement between Dr. Tang and the Company on any matter relating to the Company’s operations, policies or practices.

In connection with the cessation of his service and subject to Dr. Tang’s compliance with the terms of the Transition Agreement and his execution of a general release, the Transition Agreement provides that Dr. Tang will receive the following payments, right and benefits:

•
Mr. Tang will be paid a lump sum severance payment equal to 18 months’ of base salary, plus an amount equal to his target annual bonus;
•
50% of Mr. Tang’s outstanding time-based restricted stock (“RS”) awards will vest at the end of the Transition Period;
•
50% of Mr. Tang’s unvested performance-vested restricted stock units (“PVRUs”) for performance periods that ended on or prior to December 31, 2021 will vest based on actual performance at the end of the Transition Period;
•
50% of Mr. Tang’s unvested PVRUs for performance periods scheduled to end after December 31, 2021 will vest based on target performance at the end of the Transition Period;
•
Mr. Tang will be granted an award of restricted stock with a grant date fair value of $834,909. This award represents 50% of the 2022 annual equity award otherwise issuable to Dr. Tang under the Company’s long-term incentive program and will vest at the end of the Transition Period;
•
Mr. Tang will receive a pro-rata 2022 annual bonus of $141,933 paid at the end of the Transition Period; and
•
Mr. Tang will have the opportunity to purchase continued coverage under the Company’s group health plan until he becomes eligible for Medicare, with the first 18 months of such coverage subsidized by the Company to the same extent as the Company subsidizes the cost of active employee coverage.

In addition, the Transition Agreement confirms that Dr. Tang’s 2021 annual bonus will be $341,000. While the Transition Agreement supersedes most of Dr. Tang’s employment agreement with the Company, the above-described payments, rights and benefits are substantially similar to the severance benefits contemplated by that employment agreement in respect of a termination without cause thereunder.

The Transition Agreement also includes customary cooperation and non-disparagement provisions and an affirmation by Dr. Tang of his confidentiality, non-solicitation and non-competition obligations to the Company. The foregoing description is qualified in its entirety by reference to the specific terms of the Transition Agreement, a copy of which is attached as Exhibit 10.1 hereto and incorporated by reference herein.

President of Diagnostics

Effective as of December 31, 2021, Lisa Nibauer, the Company’s current Executive Vice President, Business Unit Leader, Diagnostics, will become President of Diagnostics.

Biographical information for Ms. Nibauer is set forth in the Company’s 2021 definitive proxy statement on Schedule 14A, filed with the Securities and Exchange Commission on April 8, 2021, and such biographical information is incorporated herein by reference.

In connection with these changes in her duties and with the input of the Company’s independent compensation consultant, the Board on December 31, 2021 approved the following modifications of Ms. Nibauer’s compensation, effective as of January 1, 2022:

•
annual base salary was increased from $422,000 to $460,000;

•
annual bonus target was increased from 40% to 50% of base salary; and
•
long-term incentive award target was increased from 125% to 150% of base salary.

No family relationship exists between Ms. Nibauer and any of the Company’s directors or executive officers. There are no arrangements or understandings between Ms. Nibauer and any other person pursuant to which Ms. Nibauer was selected as an officer of the Company, nor are there any transactions to which the Company is or was a participant and in which Ms. Nibauer had or will have a direct or indirect material interest subject to disclosure under Item 404(a) of Regulation S-K.

President of Molecular Solutions

Effective as of December 31, 2021, Kathleen G. Weber, the Company’s current Executive Vice President, Business Unit Leader, Molecular Solutions, will become President of Molecular Solutions.

Biographical information for Ms. Weber is set forth in the Company’s 2021 definitive proxy statement on Schedule 14A, filed with the Securities and Exchange Commission on April 8, 2021, and such biographical information is incorporated herein by reference.

In connection with these changes in her duties and with the input of the Company’s independent compensation consultant, the Board on December 31, 2021 approved the following modifications of Ms. Weber’s compensation, effective as of January 1, 2022:

•
annual base salary was increased from $417,000 to $460,000;
•
annual bonus target was increased from 40% to 50% of base salary; and
•
long-term incentive award target was increased from 125% to 150% of base salary.

No family relationship exists between Ms. Weber and any of the Company’s directors or executive officers. There are no arrangements or understandings between Ms. Weber and any other person pursuant to which Ms. Weber was selected as an officer of the Company, nor are there any transactions to which the Company is or was a participant and in which Ms. Weber had or will have a direct or indirect material interest subject to disclosure under Item 404(a) of Regulation S-K.

Item 9.01 – Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

10.1	Transition Agreement, dated as of January 2, 2022, between OraSure Technologies, Inc. and Stephen S. Tang, Ph.D.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Signatures

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ORASURE TECHNOLOGIES, INC.

Date: January 6, 2022	By:	/s/ Scott Gleason
Scott Gleason
Interim Chief Financial Officer and Senior Vice President, Investor Relations and Corporate Communications